Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

WEITZ SERIES FUND, INC.

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/27/2001

Hickory Fund

ANNUAL

REPORT
March 31, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended March 31, 2001, and for the period since inception, calculated in accordance with SEC standardized formulas.

			Difference
Period Ended	Hickory Fund	S&P 500	Hickory Fund – S&P 500

March 31, 2001 (3 months)	-7.8%	-11.8%	4.0%

Dec. 31, 2000	-17.2	-9.1	-8.1
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1994	-17.3	1.3	-18.6
Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993) Cumulative	264.9	200.3	64.6

Compound Annual Average Return	17.6	14.7	2.9

The fund’s average annual total return for the one and five years ended March 31, 2001, and for the period since inception (April 1, 1993) was -11.9%, 19.7% and 17.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through March 31, 2001, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $91,234 on March 31, 2001.

Average Annual Total Returns

			Since Inception
	1 Year	5 Years	(April 1, 1993)

Hickory Fund	-11.9%	19.7%	17.6%

Standard & Poor’s 500 Index	-21.7%	14.2%	14.7%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

For the fiscal year ended March 31, 2001, the Hickory Fund designated $94,915,797 as a long-term capital gain distribution.

WEITZ SERIES FUND, INC. — HICKORY FUND
March 31, 2001 – Annual Report

April 9, 2001

Dear Fellow Shareholder:

        The stock market continued to struggle during the first quarter. Our results were better than most major averages, but still not a lot of fun. The value of a Hickory share lost 7.8% during the quarter, while the S&P 500’s total return (including reinvested dividends) was –11.8%. The Nasdaq composite once again led the way on the downside, losing 25.5% over this three month period. Over the last twelve months, Hickory’s total return was –11.9%, while the S&P 500’s total return was –21.7% and the Nasdaq composite suffered a stunning 59.8% loss. According to Lipper, the average growth mutual fund had a total return of –26.2% over the same twelve month period.

Review and Outlook

        The bear market in stocks continued to dominate the investment landscape during the first three months of 2001. A rally in January was followed by pain in February and March. No one has yet declared that the U.S. economy is in a recession, but many observers believe that it is just a matter of time. Despite all of this bad news, until recently, investors have maintained an amazingly high degree of confidence in the stock market. One still hears things like “Earnings will be better in the second half” and “You have to buy Cisco (or some other technology company) because the stock has dropped so much it has to be cheap”. Lately, this attitude has begun to change. Now it is more common to hear someone suggest that maybe we won’t all need to upgrade our personal computers this year, less than two years after the last time we upgraded. Money is flowing out of stock mutual funds and into money market funds.

        In this environment, I am quite comfortable continuing to follow the investment strategy that has served us well over the last eight years. We continue to look for growing value, priced at a discount, and we will continue to concentrate on those investments that seem to offer the best balance of growth, discount to value and risk. Not every individual investment we make will work as planned. That has certainly been true in the past and it is unlikely to change in the future. We have faced macro issues, such as the liquidity crisis in 1998 that hurt many of our financial companies, and cable reregulation in 1994 that hurt our cable holdings that year. We have also endured individual company issues, such as the poor performance of Globalstar hurting Loral more than anticipated, and the series of company specific problems that have plagued Imperial Credit. Despite these and other challenges, Hickory’s long term results are quite good. While I continue to strive to avoid as many problems as possible, I know that I am incapable of eliminating such issues altogether. When viewed from the perspective of the entire portfolio, the occasional disappointment should not be cause for alarm.

        Now does not seem to be the time to lower Hickory’s exposure to the stock market by choosing to hold more cash. I continue to find many good businesses, and prices have become, if anything, more attractive relative to value over the past year. I am not yet ready to declare that we have reached the bottom for our stocks, let alone for all stocks. Despite their declines, many technology companies still trade at prices that are quite high compared to the lows reached in previous declines. It is also true that many well regarded “growth” companies no longer have the same growth prospects they once had, yet still are priced in the stock market as if they can grow more rapidly than they have in the past. Nevertheless, experience has shown that at least some stocks begin to recover before the bad news ends. When good businesses are priced too cheaply in the market because of temporary issues, the stocks can rebound rapidly. The opportunity cost of being out of the market can be quite high.

        On the other hand, this does seem like the time to begin searching through the technology wreckage for attractive investments. I have often found that periods of great stress and dislocation create equally great investment opportunities. This is an approach we have used several times with great success, particularly with financial services, cable and cellular companies. The rest of this letter will describe why I have become interested in one industry, telecommunications services, and one company in particular, Level 3 Communications.

        Telecommunications is a large and messy industry, with a large number of participants who compete and cooperate across many different industry segments. While a complete analysis of this business is well beyond the scope of this letter, a quick overview of where telecom is today and where it is going can focus on three forces: regulation, technology and the availability of capital.

        Telecom has long been a heavily regulated business. This is because it has tended to be a monopoly business, particularly at the local level. Once one company has built a local network, and signed up customers, it has been very difficult for another company to establish a profitable business. Heavy regulation has a disadvantage, however. An industry that operates as a regulated monopoly tends to innovate more slowly than a more competitive business. For this and other reasons, over the last twenty years there has been a trend toward less regulation and more competition.

        At the same time, improvements in technology are bringing vast changes to the telecom landscape. These effects are being felt on both the supply and demand sides of the business. On the supply side, technological advances are creating new ways to communicate and are reducing the cost of communicating. Wireless phones, allowing for truly mobile communications, did not exist commercially twenty years ago, and the underlying cost of providing these services continues to drop. Cable companies are now offering local telephone service over coaxial cable, which once could only provide cable television. The price of long distance calls has been dropping rapidly for many years largely because the underlying cost of sending information around the country has been falling thanks to improvements in electronics and fiber optics.

        The demand for telecom services is also rising because of technology. This can be seen most clearly in the world of personal computers and the Internet. Among residential users, the number of online households continues to rise, and broadband households (those who connect to the Internet with DSL, a cable modem or some similar technology) are rising even more rapidly. Businesses are also using more telecom services because of technology. We can illustrate this point by looking at Weitz & Co. Over the last two years, we have switched to a DSL connection to support our increased reliance on the Internet as a method of receiving investment research information, and we have added a T-1 line to connect us to our shareholder account processing software in Kansas City. This allows us to scan and view documents at either location.

        Increasing deregulation combined with growing supply and demand has changed a relatively sleepy industry into one that is much more dynamic. This situation leads us to the third force, the availability of capital. The regulatory and technological trends described above are not exactly secrets. They have been visible to market observers for several years. Investors have reacted in a predictable way— they have given a tremendous amount of capital to telecom businesses. This money has been used to finance a large number of new and growing telecom companies. This, in turn, has helped to create the situation we now face— too much capital chasing opportunities. I believe this is why stocks in the telecom sector have recently collapsed. Investors finally realized that not all the business plans they financed made sense and have begun to balk at providing even more funding. The financing window is now shut, and those companies that were counting on receiving more capital in the near term are scrambling.

        In this environment it is certain that there will be short-term dislocations throughout telecommunications. It seems clear, however, that these problems will have a greater effect on the demand for telecom equipment than on the demand for telecom services. If telecom and related companies have had too much capital, it seems reasonable to assume that some of this money was used to buy equipment. Now that there isn’t too much money, it also isn’t a stretch to believe that their spending on equipment will decline, at least temporarily.

        But for services, the picture is much brighter. The underlying forces increasing demand are still intact. Only about six percent of all households have a broadband Internet connection today, hardly a saturated market. Businesses, too, are early in the process of adding broadband capabilities. As both of these segments connect to the Internet at faster speeds, new applications will be developed to take advantage of these capabilities. At the same time, new supply will be added more slowly because of financing constraints. The combination of growing demand and more limited supply should, over time, clear up issues of excess capacity. Well positioned companies that can survive the temporary turmoil should do very well over the long term.

        This brings us to Level 3 Communications. Level 3 is led by a very capable management team. The company is positioned to exploit the increasing demand for low cost long distance transport of information. They are nearing completion of a broadband backbone and related facilities connecting major cities across the U.S., Europe, and Asia. They have built their business to be low cost and flexible, so that they can add capacity cheaply when it is needed. The company believes that it has in place the financing it needs to reach free cashflow breakeven and become self funding. Most importantly, the stock is now priced at $12 per share, down from $130 last year. The current price is less than book value, and much less than the value of Level 3’s investment in its network. This combination of attractive long term business prospects and a deeply discounted stock price is exactly the type of investment for which I search.

        Let me make clear that I see risks in Level 3. This is not the type of situation in which one should invest a significant fraction of one’s net worth. At the end of the quarter, Level 3 was only two percent of Hickory’s assets. Among other potential issues, if short term industry conditions prove worse than expected, Level 3 may still need additional financing which may be difficult or costly to obtain, if it is available at all. Nevertheless, I am quite comfortable with this stock as a part of our overall portfolio.

        I have spent so much time describing what is now a relatively small investment for two reasons. First, I hope this discussion will provide some perspective on how I think about potential investments. Second, while our exposure to telecom services (other than cellular) is small today, there is a reasonable chance that our concentration in this area will rise. I thought it would be valuable for you to understand why.

        Thank you for your continuing support.

Sincerely, Richard F. Lawson Portfolio Manager

Shareholder Information Meeting

Please plan to join us on Wednesday, May 30 at 4:30 PM at the Omaha Marriott on Regency Circle for our annual shareholder information meeting. The portfolio managers will give brief reports on their funds, and the majority of the meeting time will be devoted to answering questions from shareholders. If you have questions for Wally, Rick, or Tom, we invite you to send them in before the meeting.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
March 31, 2001

Shares
or units		Cost	Value

	COMMON STOCKS — 96.2%
	Auto Services — 3.3%
1,130,700	Insurance Auto Auctions, Inc.*†	$14,746,444	$13,851,075

	Cable Television — 8.2%
840,183	Adelphia Communications Corp. CL A*	21,276,482	34,027,411

	Consumer Products and Services — 10.9%
1,913,700	American Classic Voyages Co.*†	26,065,802	23,921,250
1,098,400	Six Flags, Inc.*	18,924,374	21,254,040

		44,990,176	45,175,290

	Diversified Industries — 0.4%
54,700	Lynch Corp.*	1,953,299	1,586,300

	Financial Services — 16.0%
798,200	AmeriCredit Corp.*	10,196,953	25,885,626
120	Berkshire Hathaway, Inc. CL A*	8,419,500	7,854,000
499,200	Capital One Financial Corp.	13,616,293	27,705,600
3,703,300	Imperial Credit Industries, Inc.*†	46,313,499	3,471,844
892,000	United Panam Financial Corp.*†	8,153,169	1,449,500

		86,699,414	66,366,570

	Health Care — 2.8%
221,400	Lincare Holdings, Inc.*	5,576,857	11,720,362

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Lodging and Gaming — 5.3%
743,700	Harrah’s Entertainment, Inc.*	$10,920,851	$21,887,091

	Media and Entertainment — 4.2%
609,650	Valassis Communications, Inc.*	13,065,358	17,679,850

	Metal Processing and Fabrication — 4.8%
1,110,600	Quanex Corp.†	19,248,464	19,935,270

	Mortgage Banking — 1.0%
545,200	Resource Bancshares Mtg. Grp., Inc.	6,441,704	4,089,000

	Printing Services — 5.2%
4,446,500	Mail-Well, Inc.*†	46,862,679	21,654,455

	Real Estate Investment Trusts — 4.9%
879,332	Fortress Investment Corp.†	15,432,206	11,211,483
21,807	Healthcare Financial Partners Units**	2,175,248	1,859,047
520,000	NovaStar Financial, Inc.*†	9,356,282	3,068,000
220,000	Redwood Trust, Inc.	4,964,257	4,334,000

		31,927,993	20,472,530

	Retail Discount — 5.0%
2,061,400	Consolidated Stores Corp.*	32,757,114	20,717,070

	Satellite Services — 5.1%
2,639,900	Loral Space & Communications, Ltd.*	18,949,320	5,781,381
2,566,000	Orbital Sciences Corp.*†	44,112,839	15,396,000

		63,062,159	21,177,381

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Telecommunications Services — 12.3%
889,732	Centennial Communications Corp. *	$3,564,071	$9,453,403
524,900	Level 3 Communications, Inc.*	16,253,935	9,120,138
102,400	Lynch Interactive Corp.*	2,758,248	4,889,600
102,400	Sunshine PCS Corp. Class A*	1,024	256,000
293,900	Telephone and Data Systems, Inc.	10,774,323	27,479,650

		33,351,601	51,198,791

	Temporary Employment Services — 3.9%
5,118,200	Labor Ready, Inc.*†	51,119,911	16,122,330

	Miscellaneous Securities — 2.9%	31,144,936	12,085,515

	Total Common Stocks	515,145,442	399,746,291

	CONVERTIBLE PREFERRED STOCKS — 1.4%
871,429	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative†	5,768,793	5,951,860

	SHORT-TERM SECURITIES — 1.8%
7,546,467	Wells Fargo Government Money Market Fund	7,546,467	7,546,467

	Total Investments in Securities	$528,460,702	413,244,618

	Other Assets Less Liabilities — 0.6%		2,620,045

	Total Net Assets — 100%		$415,864,663

	Net Asset Value Per Share		$25.39

*	Non-income producing
**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

†	Non-controlled affiliate

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Assets and Liabilities
March 31, 2001

Assets:

Investments in securities, at value:
Unaffiliated issuers (cost $241,280,614)	$277,211,551
Non-controlled affiliates (cost $287,180,088)	136,033,067	$413,244,618

Accrued interest and dividends receivable		154,028
Receivable for securities sold		2,999,604

Total assets		416,398,250

Liabilities:
Due to adviser		444,236
Other expenses		89,351

Total liabilities		533,587

Net assets applicable to outstanding capital stock		$415,864,663

Net assets represented by:
Paid-in capital		530,939,985
Accumulated undistributed net investment loss		(1,414,610)
Accumulated undistributed net realized gains		1,555,372
Net unrealized depreciation of investments		(115,216,084)

Total representing net assets applicable to shares outstanding		$415,864,663

Net asset value per share of outstanding capital stock (16,380,582 shares outstanding)		$25.39

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Operations
Year ended March 31, 2001

Investment income:
Dividends	$3,750,418
Interest	1,296,895

Total investment income	5,047,313

Expenses:
Investment advisory fee	5,312,667
Administrative fee	782,256
Directors fees	6,740
Other expenses	360,260

Total expenses	6,461,923

Net investment loss	(1,414,610)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	1,918,144
Net unrealized depreciation of investments	(67,683,496)

Net realized and unrealized gain (loss) on investments	(65,765,352)

Net decrease in net assets resulting from operations	$(67,179,962)

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2001	2000

Increase (decrease) in net assets:

From operations:
Net investment loss	$(1,414,610)	$(3,391,657)
Net realized gain	1,918,144	142,951,526
Net unrealized depreciation	(67,683,496)	(92,979,065)

Net increase (decrease) in net assets resulting from operations	(67,179,962)	46,580,804

Distributions to shareholders from:
Net investment income	—	(233,034)
Net realized gains	(94,915,797)	(55,685,792)

Total distributions	(94,915,797)	(55,918,826)

Capital share transactions:
Proceeds from sales	85,022,639	288,282,154
Payments for redemptions	(250,449,654)	(309,078,282)
Reinvestment of distributions	87,189,311	47,569,699

Total increase (decrease) from capital share transactions	(78,237,704)	26,773,571

Total increase (decrease) in net assets	(240,333,463)	17,435,549

Net assets:
Beginning of period	656,198,126	638,762,577

End of period (including undistributed investment loss of $1,414,610 and $3,397,059, respectively)	$415,864,663	$656,198,126

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Financial Highlights

The following information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2001	2000	1999	1998	1997

Net asset value, beginning of period	$34.32	$33.94	$29.41	$18.90	$15.56

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.18)	0.11	(0.01)	0.05
Net gain(loss) on securities (realized and unrealized)	(3.55)	3.12	4.96	12.50	4.33

Total from investment operations	(3.64)	2.94	5.07	12.49	4.38

Less distributions:
Dividends from net investment income	—	(0.01)	(0.10)	(0.07)	—
Distributions from realized gains	(5.29)	(2.55)	(0.44)	(1.91)	(1.04)

Total distributions	(5.29)	(2.56)	(0.54)	(1.98)	(1.04)

Net asset value, end of period	$25.39	$34.32	$33.94	$29.41	$18.90

Total return	(11.9% )	8.0%	17.4%	71.8%	28.2%

Ratios/supplemental data:
Net assets, end of period ($000)	$415,865	$656,198	$638,763	$44,328	$12,221
Ratio of net expenses to average net assets	1.22%	1.23%	1.30%	1.46%	1.50% *
Ratio of net investment income (loss) to average net assets	(0.27% )	(0.44% )	0.48%	(0.13% )	0.33%
Portfolio turnover rate	22%	46%	40%	29%	28%

*	Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — HICKORY FUND
Notes to Financial Statements
March 31, 2001

(1) Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2001, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund, and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the year ended March 31, 2001, such options are authorized.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser received a management fee equal to 1% per annum of the Fund’s average daily net asset value. Effective April 1, 2001, the Fund will have a new management fee schedule that will result in a fee reduction for the Fund at asset levels in excess of $2,500,000,000. As of April 1, 2001, the annual fee schedule for the Fund will be as follows:

AVERAGE DAILY NET ASSET

BREAK POINTS

	Less Than
Greater Than	Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET

BREAK POINTS

	Less Than
Greater Than	Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2001.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2001	2000

Transactions in shares:

Shares issued	2,962,948	7,823,497

Shares redeemed	(8,849,338)	(8,768,262)

Reinvested dividends	3,148,765	1,243,542

Net increase (decrease)	(2,737,625)	298,777

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $110,923,070 and $273,851,898, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $92,433,673 and $207,649,757, respectively.

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	March 31,	Gross	Gross	March 31,	March 31,	Dividend	Gains/
Name of Issuer	2000	Additions	Reductions	2001	2001	Income	(Losses)

American Classic Voyages Co.	1,363,200	550,500	—	1,913,700	$23,921,250	$—	$—

Data Transmission Network Corp.	1,515,200	—	1,515,200	—	—	—	2,839,466

Dynex Capital, Inc.	968,113	—	968,113	—	—	—	(18,155,095)

Fortress Investment Corp.	879,332	—	—	879,332	11,211,483	984,237	—

Imperial Credit Industries, Inc.	4,983,600	—	1,280,300	3,703,300	3,471,844	—	(28,649,226)

Insurance Auto Auctions, Inc.	1,130,700	—	—	1,130,700	13,851,075	—	—

Labor Ready, Inc.	4,096,500	1,021,700	—	5,118,200	16,122,330	—	—

Mail-Well, Inc.	3,190,700	1,255,800	—	4,446,500	21,654,455	—	—

NovaStar Financial, Inc.	520,000	—	—	520,000	3,068,000	—	—

NovaStar Financial, Inc., Warrants Expiring 2/03/01	260,000	—	260,000	—	—	—	(1,688,775)

NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	871,429	—	—	871,429	5,951,860	344,055	—

Orbital Sciences Corp.	2,676,500	—	110,500	2,566,000	15,396,000	—	(2,108,748)

Quanex Corp.	590,200	520,400	—	1,110,600	19,935,270	710,784	—

Resource Bancshares Mtg. Grp., Inc.*	1,492,500	—	947,300	545,200	4,089,000	547,624	(10,225,345)

United Panam Financial Corp.	1,031,000	—	139,000	892,000	1,449,500	—	(1,282,127)

Totals					$140,122,067	$2,586,700	$(59,269,850)

*	Company was considered a non-controlled affiliate at March 31, 2000, but as of March 31, 2001, they are no longer a non- controlled affiliate.

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2001 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

Weitz Series Fund, Inc. – Hickory Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. – Hickory Fund (the “Fund”) at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
April 13, 2001